UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  April 27, 1998

			   OCWEN,  Mortgage Loan
		 Asset Backed Certificates, Series 1998-1 Trust
	     (Exact name of registrant as specified in its charter)

New York (governing law of          333-39649-01            PENDING
Pooling and Servicing Agreement)    (Commission             PENDING
(State or other                     File Number)            PENDING
jurisdiction                                                 PENDING
							      (I.R.S. Employer
							      Identification No.)



       c/o Norwest Bank Minnesota, N.A.
       7485 New Horizon Way
       Frederick, Maryland                                   21703
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 27, 1998 a distribution was made to holders of OCWEN, Mortgage Loan Asset Backed Certificates, Series 1998-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-1 Trust,
			      relating to the April 27, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			   OCWEN, Mortgage Loan
		  Asset Backed Certificates, Series 1998-1 Trust

	  By:   Norwest Bank Minnesota, N.A., as Trustee
	  By:   /s/ Sherri J. Sharps, Vice President
	  By:   Sherri J. Sharps, Vice President
	  Date: 5/1/1998


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Asset Backed
		Certificates, Series 1998-1 Trust, relating to the April 27,
		1998 distribution.